UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2007


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




         Delaware                      1-6807                   56-0942963

(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                      Identification No.)




P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                       28201-1017

(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

(d) Election of Harvey Morgan to Board of Directors. Effective November 5, 2007, the Board of Directors ("Board") of Family Dollar Stores, Inc. (the "Company"), increased the number of members of the Board from eight to nine, and thereafter appointed Harvey Morgan to fill the resulting vacancy. Mr. Morgan has also been added to the Audit Committee of the Board.

            The Board has determined that Mr. Morgan qualifies as an independent director under the categorical independence standards set forth in the Company's Corporate Governance Guidelines, as well as applicable Securities and Exchange Commission ("SEC") and New York Stock Exchange ("NYSE") requirements. Additionally, the Board has determined that Mr. Morgan is an audit committee financial expert under SEC regulations.

            As set forth in the Family Dollar Stores, Inc. 2006 Incentive Plan Directors' Share Awards Guidelines, as a non-management member of the Company's Board, Mr. Morgan will receive a retainer in the form of shares of the Company's common stock having a fair market value of $30,000, subject to a pro-rata reduction to reflect the portion of the Plan Year prior to the date which Mr. Morgan was elected to the Board. Additionally, pursuant to the compensation arrangements established by the Compensation Committee for all non-employee directors, Mr. Morgan will be paid an annual cash retainer of $40,000 per fiscal year, payable quarterly in arrears. He will also receive $1,500 for each meeting of the Board that he attends, and $1,000 for each Committee meeting that he attends, except that he will receive $500 for any Board or Committee meeting attended telephonically.

            There is no arrangement or understanding between Mr. Morgan and any other person pursuant to which Mr. Morgan was selected as a director. Mr. Morgan has no direct or indirect material interest in any prior, existing or proposed transaction, or series of transactions with the Company, or any of its subsidiaries or management.

            A news release announcing Mr. Morgan's appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(e) Amendment of Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Annual Cash Bonus Awards (the "Cash Bonus Awards Guidelines"). At its meeting held on November 5, 2007, the Compensation Committee of the Board (the "Compensation Committee") amended the Cash Bonus Award Guidelines, which were adopted pursuant to the Company's 2006 Incentive Plan. The Cash Bonus Award Guidelines provide eligible employees of the Company with the opportunity to earn annual incentive compensation in the form of a cash bonus equal to a percentage of such employees' base salary (the "Target Bonus"), contingent upon the Company's achievement of pre-tax earnings goals.

         The Cash Bonus Award Guidelines were amended to increase the limitation on the total annual bonus pool available for awards from 5% of the Company's net profits in any fiscal year, to 7% of the Company's net profits in any fiscal year. This amendment facilitates the Committee's intent in amending the Cash Bonus Awards Guidelines at its meeting on August 28, 2007, to provide for a maximum payment percentage of 200% of a participant's base salary if the Company's exceeds its pre-tax earnings goal 25%.


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


         The foregoing does not constitute a complete summary of the Cash Bonus Award Guidelines and reference is made to the complete text of the Guidelines which are attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            On November 5, 2007, the Board voted to amend Sections 1, 2 and 3 of
Article VIII of the Company's Bylaws. The amendment permits the issuance and transfer of uncertificated shares of the Company's stock so that the Company will be eligible to participate in the Direct Registration System ("DRS"). The DRS will allow the Company's investors to record and maintain securities on the books of the Company's transfer agent without the issuance of a stock certificate. Recent rule changes adopted by the NYSE require the Company to be eligible to participate in the DRS by January 1, 2008.

            A copy of the Company's Bylaws,  as amended,  are attached hereto as
Exhibit 3.1 and incorporated by reference.

Item 7.01.  Regulation FD Disclosure.

            On November 5, 2007, the Company issued a news release announcing that the Company's Board has authorized the Company to purchase an additional $150 million of the Company's common stock.

            A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits
     --------

3.1   -   Bylaws of Family Dollar Stores, Inc., amended November 5, 2007

10.1  -   2006 Incentive Plan Guidelines for Annual Cash Bonus Awards

99.1  -   News Release dated November 5, 2007  regarding the  appointment of
          Harvey Morgan to the Company's Board of Directors

99.2  -   News Release dated November 5, 2007 regarding the Company's share repurchase program




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAMILY DOLLAR STORES, INC.
                               -------------------------------------------------
                                                (Registrant)



Date:   November 6, 2007       By: /s/ Janet G.  Kelley
                                   ---------------------------------------------
                                   Janet G. Kelley
                                   Senior Vice President-General Counsel





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


Exhibit Index
-------------

         Exhibit No.         Document Description
         -----------         --------------------
            3.1              Bylaws of Family Dollar Stores, Inc., amended
                             November 5, 2007

            10.1             2006 Incentive Plan Guidelines for Annual Cash
                             Bonus Awards

            99.1 News Release dated November 5, 2007 regarding the appointment of Harvey Morgan to the Company's Board of Directors

            99.2 News Release dated November 5, 2007 regarding the Company's share repurchase program






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